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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 30, 1999


                        AMERICAN NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

         California                               0-24961                       33-0731548
(State or other jurisdiction                    (Commission                     (IRS Employer Identification
of incorporation)                               File Number)                    Number)


          17911 Von Karman Avenue, Suite 200, Irvine, California 92614
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (949) 622-4700
                                 --------------
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

         On June 30, 1999, American National Financial, Inc., through its subsidiary American Title Company, completed the acquisition of National Title Insurance of New York, Inc.

Item 7.  Financial Statements and Exhibits

         (a) Historical and pro forma financials are not included because they are not required to be included with the report.

         (c) Exhibits.
             None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN NATIONAL FINANCIAL, INC.


Date:    July 1, 1999                By:   /s/ M'LISS JONES KANE
         ------------                   ----------------------------------------
                                           M'Liss Jones Kane,
                                           Executive Vice President, General
                                           Counsel and Corporate Secretary